UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2019 through June 30, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                Pioneer AMT-Free
                                Municipal Fund

--------------------------------------------------------------------------------
                                Semiannual Report | June 30, 2019
--------------------------------------------------------------------------------

                                Ticker Symbols:

                                Class A   PBMFX
                                Class C   MNBCX
                                Class Y   PBYMX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         33

Notes to Financial Statements                                                40

Trustees, Officers and Service Providers                                     49

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
June 30, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 3

Portfolio Management Discussion | 6/30/19

In the following interview, Lead Portfolio Manager David Eurkus outlines the investment environment for tax-free bonds during the six-month period ended June 30, 2019, and the factors that affected the performance of Pioneer AMT-Free Municipal Fund during the period. Mr. Eurkus, a Managing Director, Director of Municipals, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Fund, along with Jonathan Chirunga, a Managing Director, Deputy Director of Municipals, and a portfolio manager at Amundi Pioneer.

Q     How did the Fund perform during the six-month period ended June 30, 2019?

A Pioneer AMT-Free Municipal Fund's Class A shares returned 5.90% at net asset value during the six-month period ended June 30, 2019, while the Fund's benchmark, the Bloomberg Barclays Municipal Bond Index (the Bloomberg Barclays Index), returned 5.09%. During the same six-month period, the average return of the 176 mutual funds in Morningstar's Municipal National Long Funds Category was 5.85%.

Q How would you describe the investment environment for tax-exempt bonds during the six-month period ended June 30, 2019?

A The investment environment for municipal bonds was extremely favorable over the past six months. Key factors driving the positive conditions in the municipal market over the period included sharp declines in U.S. Treasury medium- and longer-term rates, the U.S. Federal Reserve (the Fed) abruptly shifting from monetary tightening to a more accommodative policy stance, and strong demand for tax-free bonds combined with limited supply. In addition, the municipal bond market continued to benefit from the longer-term effects of the U.S. tax reform legislation passed in late 2017, which went into effect in January 2018.

      Fixed-income yields fell sharply during the six-month period due to investors' concerns over how U.S.-China trade tensions might hurt the already slowing global economy. Global central banks also reacted to trade concerns as the Fed, after raising interest rates four times in 2018, including in December, pivoted on monetary policy and indicated that it would pause on further rate increases. As the period progressed, the Fed took its easing tone one step further by hinting at one or two potential interest-rate cuts over the remainder of 2019. The European Central Bank also announced some accommodative measures in response to slowing global economic data and trade concerns.

4 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

      In late March, the Treasury yield curve inverted for the first time since 2007, as long-term rates declined and the curve had a negative slope. Historically, an inverted curve often has been a leading indicator of an economic downturn.

      During the six-month period, the municipal bond market benefited from steady investor demand as inflows to tax-free mutual funds surged and remained strong. As noted earlier, the federal tax reform legislation passed in December 2017 continued to exert a significant impact on the municipal bond market over the six-month period. The revisions to the tax code effective in January 2018 included treating investors' interest income received on advance refunding bonds issued after December 31, 2017, as taxable income. (An advance refunding bond is issued to retire, or pre-refund, another outstanding bond more than 90 days in advance of the original bond's maturity date.) Prior to the change in the tax law, municipalities traditionally used advance refundings to refinance debt at lower rates and to delay repayment of principal. The revised law has effectively removed approximately one-quarter of the prior municipal supply from the tax-exempt marketplace, which in turn has helped to boost tax-free bond prices. In addition, the concurrently enacted federal limits on state and local tax (SALT) deductions has dramatically increased demand for municipal investments in high-tax states.

      State and local governments enjoyed strong tax collections and revenues over the six-month period, but reduced federal spending on infrastructure has forced municipalities to finance more of their own infrastructure projects. However, much of the spending has been cash-based rather than done with municipal financing, due to state officials' concerns that the U.S. economy could be on the verge of a recession, and that has negatively affected municipal supply. Lastly, while the tax-exempt bond market continued to receive support from demand by its traditional investors, it also benefited from other factors, including interest by non-traditional buyers, such as global insurance companies looking for relative safety, a low default rate, and attractive bond valuations versus taxable bonds.

Q What were your principal investment strategies in managing the Fund's portfolio during the six-month period ended June 30, 2019?

A Our focus remained the same during the six-month period, which is to keep the portfolio fully invested in securities that have a variety of coupon structures in the longer-term municipal market, as those investments offer higher yield potential in the tax-exempt marketplace. We believe that, over the long term, our broadly diversified* strategy positions the Fund for strong performance relative to its benchmark and its municipal fund peers. The Fund also continues to have a strong focus on sectors that are vital to

*     Diversification does not assure a profit nor protect against loss.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 5 the national as well as regional economies. The sectors include health care/hospitals, public and private education, power/energy, and transportation.

      During the period, we maintained our emphasis on overall portfolio quality. As of June 30, 2019, roughly 30% of the portfolio's holdings were rated "AAA" or the equivalent, and approximately 83% were rated "A" or better. In addition, the Fund's investments remain broadly diversified across a wide range of municipal bond sectors.

Q What were the most significant contributors to and detractors from the Fund's benchmark-relative performance during the six-month period ended June 30, 2019?

A The Fund's investments in education bonds from New York State, sales tax/motor vehicle excise tax bonds from Puget Sound (Washington), and Massachusetts-based health care/education bonds were among the most significant contributors to benchmark-relative returns during the six-month period.

      Individual detractors from the Fund's benchmark-relative performance included pollution control bonds from Missouri, industrial revenue bonds from Arizona, and Texas education bonds.

Q What was the status of the Fund's distributions to shareholders during the six-month period ended June 30, 2019?

A The Fund's distributions** remained stable over the six-months, beginning and ending the period at 0.34 cents per share between January 2019 and June 2019.

Q What is your outlook as we move into the second half of the Fund's fiscal year?

A We believe the Fed's monetary policy should become an increasingly important determinant of the performance of the municipal bond market going forward. In the past, once the Fed has embarked on a policy course, whether tightening credit conditions or becoming more accommodative, it typically has not reversed course quickly. We appear to be in an environment of declining interest rates for the foreseeable near-term future, with occasional geopolitical or economic disruptions.

      In addition, it seems that the current supply/demand imbalance for tax-exempt bonds will continue. That, in turn, should support municipal bond prices. In light of the growing evidence of a slowdown in the global economy, we look for more and more domestic and international investors to participate in the municipal bond market.

**    Distributions are not guaranteed.

6 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

      We continue to maintain the Fund's duration at approximately one year longer than that of the Bloomberg Barclays Index, due to the attractive yields available at the longer end of the municipal yield curve. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

      We will continue to hold select, longer-term tax-exempt bonds in the Fund's portfolio, bonds that we believe have the strongest opportunity to perform well over time. We will also continue to monitor the Fund's holdings to ensure continued strength in credit quality as well as the timely payment of principal and interest. The Fund remains broadly diversified, and the vast majority of the portfolio's holdings are in bonds with dedicated revenue streams, which we also continue to monitor closely.

      We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable vehicle for appropriate, long-term investors seeking income that is free from federal income taxes.

Please refer to the Schedule of Investments on pages 17-32 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The value of municipal securities can be adversely affected by changes in the financial condition of municipal issuers, lower revenues, and regulatory and political developments.

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 7

A portion of income may be subject to local, state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

Portfolio Summary | 6/30/19

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

General Obligation                                                         29.4%
Education Revenue                                                          27.6%
Health Revenue                                                             13.1%
Transportation Revenue                                                      7.3%
Development Revenue                                                         7.0%
Tobacco Revenue                                                             6.4%
Water Revenue                                                               5.7%
Utilities Revenue                                                           2.3%
Other Revenue                                                               0.5%
Pollution Control Revenue                                                   0.5%
Power Revenue                                                               0.1%
Facilities Revenue                                                          0.1%

State Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Massachusetts                                                             20.43%
Texas                                                                      9.19%
Virginia                                                                   7.51%
California                                                                 7.48%
Florida                                                                    7.10%
Washington                                                                 6.20%
Pennsylvania                                                               4.69%
New York                                                                   4.00%
Illinois                                                                   3.22%
North Carolina                                                             3.04%
Maryland                                                                   2.73%
Georgia                                                                    2.51%
Oregon                                                                     2.28%
Minnesota                                                                  2.17%
Ohio                                                                       1.77%
Arizona                                                                    1.56%
Colorado                                                                   1.52%
Rhode Island                                                               1.48%
Mississippi                                                                1.17%
District of Columbia                                                       1.13%
New Jersey                                                                 1.11%
New Hampshire                                                              1.06%
Maine                                                                      0.96%
Missouri                                                                   0.78%
Michigan                                                                   0.76%
South Carolina                                                             0.62%
Louisiana                                                                  0.59%
Utah                                                                       0.59%
Connecticut                                                                0.44%
North Dakota                                                               0.43%
Delaware                                                                   0.43%
Puerto Rico                                                                0.31%
Indiana                                                                    0.28%
Oklahoma                                                                   0.24%
Nebraska                                                                   0.17%
Other                                                                      0.05%

                 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 9

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Massachusetts Health & Educational Facilities Authority, Massachusetts
    Institute of Technology, Series K, 5.5%, 7/1/32                                               2.00%
-------------------------------------------------------------------------------------------------------
 2. Tobacco Settlement Financing Corp., Senior, Series B-1, 5.0%, 6/1/47                          1.53
-------------------------------------------------------------------------------------------------------
 3. Central Puget Sound Regional Transit Authority, Series S-1, 5.0%, 11/1/46                     1.32
-------------------------------------------------------------------------------------------------------
 4. New York State Dormitory Authority, Columbia University, Series A-2, 5.0%, 10/1/46            1.22
-------------------------------------------------------------------------------------------------------
 5. Virginia Public Building Authority, Series A, 3.0%, 8/1/38                                    1.21
-------------------------------------------------------------------------------------------------------
 6. Massachusetts Development Finance Agency, Broad Institute, 4.0%, 4/1/41                       1.17
-------------------------------------------------------------------------------------------------------
 7. University of Virginia, Series A-1, 4.0%, 4/1/45                                              1.10
-------------------------------------------------------------------------------------------------------
 8. State of Washington, Series 2015-D, 5.0%, 7/1/30                                              1.03
-------------------------------------------------------------------------------------------------------
 9. Golden State Tobacco Securitization Corp., Asset-Backed, Series A-2, 5.0%, 6/1/47             1.01
-------------------------------------------------------------------------------------------------------
10. State of Florida, Department Transportation Right of Way, 4.0%, 7/1/39                        1.00
-------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

Prices and Distributions | 6/30/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                6/30/19                  12/31/18
--------------------------------------------------------------------------------
      A                    $14.86                   $14.23
--------------------------------------------------------------------------------
      C                    $14.74                   $14.11
--------------------------------------------------------------------------------
      Y                    $14.83                   $14.19
--------------------------------------------------------------------------------

Distributions per Share: 1/1/19 - 6/30/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Net Investment       Short-Term          Long-Term
     Class         Income*           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
      A            $0.2040               $ --                $ --
--------------------------------------------------------------------------------
      C            $0.1485               $ --                $ --
--------------------------------------------------------------------------------
      Y            $0.2224               $ --                $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Bloomberg Barclays Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 12-14.

* Dividends per share may not reflect the amounts reported in the financial statements due to the last business day of the reporting period falling on a holiday weekend. Dividends are not guaranteed.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 11

Performance Update | 6/30/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer AMT-Free Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond Index.

Average Annual Total Returns
(As of June 30, 2019)
------------------------------------------------------
                 Net         Public        BBG
                 Asset       Offering      Barclays
                 Value       Price         Municipal
Period           (NAV)       (POP)         Bond Index
------------------------------------------------------
10 years         5.96%       5.47%         4.72%
5 years          4.08        3.13          3.64
1 year           6.65        1.85          6.71
------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2019)
------------------------------------------------------
Gross
------------------------------------------------------
0.81%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Bloomberg Barclays
                 Pioneer AMT-Free     Municipal Bond
                 Municipal Fund       Index
6/09             $ 9,550              $10,000
6/10             $10,914              $10,961
6/11             $11,227              $11,342
6/12             $12,788              $12,465
6/13             $12,926              $12,494
6/14             $13,947              $13,262
6/15             $14,497              $13,660
6/16             $15,980              $14,705
6/17             $15,737              $14,633
6/18             $15,974              $14,862
6/19             $17,036              $15,859

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

Performance Update | 6/30/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond
Index.

Average Annual Total Returns
(As of June 30, 2019)
------------------------------------------------------
                                           BBG
                                           Barclays
                  If         If            Municipal
Period            Held       Redeemed      Bond Index
------------------------------------------------------
10 years          5.15%      5.15%         4.72%
5 years           3.30       3.30          3.64
1 year            5.90       5.90          6.71
------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2019)
------------------------------------------------------
Gross
------------------------------------------------------
1.57%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Bloomberg Barclays
                 Pioneer AMT-Free     Municipal Bond
                 Municipal Fund       Index
6/09             $10,000              $10,000
6/10             $11,335              $10,961
6/11             $11,569              $11,342
6/12             $13,076              $12,465
6/13             $13,116              $12,494
6/14             $14,048              $13,262
6/15             $14,483              $13,660
6/16             $15,856              $14,705
6/17             $15,493              $14,633
6/18             $15,606              $14,862
6/19             $16,526              $15,859

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 13

Performance Update | 6/30/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays Municipal Bond
Index.

Average Annual Total Returns
(As of June 30, 2019)
------------------------------------------------------
                 Net          BBG
                 Asset        Barclays
                 Value        Municipal
Period           (NAV)        Bond Index
------------------------------------------------------
10 years         6.30%        4.72%
5 years          4.39         3.64
1 year           7.01         6.71
------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2019)
------------------------------------------------------
         Gross        Net
------------------------------------------------------
         0.65%        0.55%
------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                      Bloomberg Barclays
                 Pioneer AMT-Free     Municipal Bond
                 Municipal Fund       Index
6/09             $5,000,000           $5,000,000
6/10             $5,765,822           $5,480,596
6/11             $5,944,607           $5,671,062
6/12             $6,789,235           $6,232,519
6/13             $6,871,031           $6,247,243
6/14             $7,429,250           $6,631,033
6/15             $7,748,532           $6,829,913
6/16             $8,565,052           $7,352,584
6/17             $8,455,790           $7,316,749
6/18             $8,604,427           $7,431,205
6/19             $9,207,507           $7,929,563

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2020, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from January 1, 2019 through June 30, 2019.

--------------------------------------------------------------------------------
Share Class                        A                 C                 Y
--------------------------------------------------------------------------------
Beginning Account               $1,000.00         $1,000.00         $1,000.00
Value on 1/1/19
--------------------------------------------------------------------------------
Ending Account                  $1,059.00         $1,055.40         $1,061.20
Value on 6/30/19
--------------------------------------------------------------------------------
Expenses Paid                       $4.19             $8.00             $2.81
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.82%, 1.57% and 0.55% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 15

Comparing Ongoing Fund Expenses

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2019 through June 30, 2019.

--------------------------------------------------------------------------------
Share Class                        A                 C                 Y
--------------------------------------------------------------------------------
Beginning Account               $1,000.00         $1,000.00         $1,000.00
Value on 1/1/19
--------------------------------------------------------------------------------
Ending Account                  $1,020.73         $1,017.01         $1,022.07
Value on 6/30/19
--------------------------------------------------------------------------------
Expenses Paid                       $4.11             $7.85             $2.76
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.82%, 1.57% and 0.55% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

Schedule of Investments | 6/30/19 (unaudited)

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                          UNAFFILIATED ISSUERS -- 98.3%
                          MUNICIPAL BONDS -- 98.3% of Net Assets(a)
                          Arizona -- 1.5%
    5,680,000             Arizona Department of Transportation State Highway
                          Fund Revenue, 5.0%, 7/1/30                                          $    6,920,853
      135,000(b)          City of Mesa, Utility System Revenue, 3.25%, 7/1/29                        146,584
    9,865,000             City of Mesa, Utility System Revenue, 3.25%, 7/1/29                     10,452,066
        9,000             County of Pima, Industrial Development Authority,
                          Arizona Charter Schools Project, Series C,
                          6.75%, 7/1/31                                                                9,106
    1,000,000             Maricopa County Pollution Control Corp., Southern
                          California Education Co., Series A, 5.0%, 6/1/35                         1,021,550
                                                                                              --------------
                          Total Arizona                                                       $   18,550,159
------------------------------------------------------------------------------------------------------------
                          California -- 7.4%
   10,000,000(c)          Alameda Corridor Transportation Authority, California
                          Revenue Capital Appreciation Senior Lien, Series A,
                          10/1/31 (NATL Insured)                                              $    7,325,000
   12,595,000(c)          Anaheim Public Financing Authority, Public
                          Improvements Project, Series C, 9/1/36
                          (AGM Insured)                                                            7,390,746
   20,000,000(c)          California County Tobacco Securitization Agency,
                          Capital Appreciation, Stanislaus County,
                          Subordinated, Series A, 6/1/46                                           3,627,800
   36,350,000(c)          California County Tobacco Securitization Agency,
                          Capital Appreciation, Stanislaus County,
                          Subordinated, Series D, 6/1/55                                           1,242,079
    6,400,000             California Educational Facilities Authority, Stanford
                          University, Series U-A, 5.0%, 5/1/45                                     9,247,104
    3,575,000(b)          California Statewide Communities Development
                          Authority, Sutter Health, Series A, 6.0%, 8/15/42                        3,771,339
    5,000,000             City of San Francisco, Public Utilities Commission
                          Water Revenue, Series A, 4.0%, 11/1/33                                   5,471,200
    7,000,000             City of San Francisco, Public Utilities Commission
                          Water Revenue, Series A, 4.0%, 11/1/34                                   7,641,270
    5,000,000(d)          Coast Community College District, Election 2012,
                          Series D, 5.0%, 8/1/31                                                   6,239,500
   12,000,000             Golden State Tobacco Securitization Corp.,
                          Asset-Backed, Series A-2, 5.0%, 6/1/47                                  12,000,000
    3,000,000             Long Beach Bond Finance Authority, Series A,
                          5.5%, 11/15/37                                                           4,038,390
    2,180,000(d)          Pomona Unified School District, Series A, 6.55%,
                          8/1/29 (NATL Insured)                                                    2,845,336
    5,000,000(d)          San Diego Unified School District, Series R2,
                          0.0%, 7/1/40                                                             4,693,800
    3,500,000             San Francisco City & County Airport Commission-
                          San Francisco International Airport, Series B,
                          5.0%, 5/1/47                                                             4,103,435
    1,500,000(d)          San Jose Evergreen Community College District,
                          Election of 2010, Series A, 5.0%, 8/1/41                                 1,651,635

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 17

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                          California -- (continued)
    1,500,000(b)          Santa Cruz County Redevelopment Agency, Live
                          Oak / Soquel Community Improvement, Series A,
                          6.625%, 9/1/29                                                      $    1,513,875
    5,000,000             University of California, Series AV, 5.0%, 5/15/35                       6,047,000
                                                                                              --------------
                          Total California                                                    $   88,849,509
------------------------------------------------------------------------------------------------------------
                          Colorado -- 1.5%
    2,500,000             Regional Transportation District, Denver Trans
                          Partners, 6.0%, 1/15/26                                             $    2,585,225
    1,250,000             Regional Transportation District, Denver Trans
                          Partners, 6.0%, 1/15/34                                                  1,286,700
    1,000,000             Regional Transportation District, Denver Trans
                          Partners, 6.0%, 1/15/41                                                  1,026,310
    2,000,000             Regional Transportation District, Denver Trans
                          Partners, 6.5%, 1/15/30                                                  2,073,840
    5,000,000             University of Colorado, Series A-2, 4.0%, 6/1/38                         5,565,000
    5,000,000             University of Colorado, Series A-2, 4.0%, 6/1/39                         5,560,400
                                                                                              --------------
                          Total Colorado                                                      $   18,097,475
------------------------------------------------------------------------------------------------------------
                          Connecticut -- 0.4%
    3,000,000(d)          Metropolitan District, 3.0%, 3/1/29                                 $    3,082,140
    2,000,000             Mohegan Tribal Finance Authority, Connecticut Tribal
                          Economic Development, 7.0%, 2/1/45 (144A)                                2,082,100
                                                                                              --------------
                          Total Connecticut                                                   $    5,164,240
------------------------------------------------------------------------------------------------------------
                          Delaware -- 0.4%
    4,975,000             Delaware State Economic Development Authority,
                          Facility-Indian River Power, 5.375%, 10/1/45                        $    5,128,678
                                                                                              --------------
                          Total Delaware                                                      $    5,128,678
------------------------------------------------------------------------------------------------------------
                          District of Columbia -- 1.1%
    10,000,000            District of Columbia Tobacco Settlement Financing
                          Corp., Asset-Backed, 6.75%, 5/15/40                                 $   10,537,500
   84,000,000(c)          District of Columbia Tobacco Settlement Financing
                          Corp., Asset-Backed, Series C, 6/15/55                                   2,845,920
                                                                                              --------------
                          Total District of Columbia                                          $   13,383,420
------------------------------------------------------------------------------------------------------------
                          Florida -- 7.0%
    1,000,000             Central Florida Expressway Authority, 5.0%, 7/1/39                  $    1,182,900
    2,000,000             Central Florida Expressway Authority, Senior Lien,
                          5.0%, 7/1/38                                                             2,343,320
    2,615,000             City of Tampa, Baycare Health Care, Series A,
                          5.0%, 11/15/46                                                           2,991,142
    6,145,000             County of Hillsborough FL, 3.0%, 8/1/41                                  6,020,134
    4,500,000             County of Hillsborough, Utility Revenue, 3.0%, 8/1/37                    4,621,545
    5,000,000(b)          County of Miami-Dade, Aviation Revenue, Series B,
                          5.5%, 10/1/41                                                            5,055,900
    2,500,000             County of Orange, Water Utility System Revenue,
                          3.0%, 10/1/32                                                            2,576,725

The accompanying notes are an integral part of these financial statements.

18 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                          Florida -- (continued)
    4,645,000             County of Orange, Water Utility System Revenue,
                          3.0%, 10/1/34                                                       $    4,760,289
    3,000,000             Escambia County Health Facilities Authority, Baptist
                          Hospital, Inc. Project, Series A, 6.0%, 8/15/36                          3,142,020
    1,390,000             Florida Development Finance Corp., Renaissance
                          Charter School, Series A, 6.0%, 9/15/30                                  1,435,592
    5,000,000             Florida's Turnpike Enterprise, Department
                          Transportation, Series A, 4.0%, 7/1/30                                   5,479,800
    6,850,000             JEA Water & Sewer System Revenue, Series A,
                          4.0%, 10/1/34                                                            7,584,320
    3,400,000(b)          St. Johns County Industrial Development Authority,
                          Presbyterian Retirement, Series A, 6.0%, 8/1/45                          3,569,490
    8,000,000(d)          State of Florida, Capital Outlay, Series A,
                          3.0%, 6/1/29                                                             8,380,240
    8,000,000(d)          State of Florida, Capital Outlay, Series C,
                          3.0%, 6/1/30                                                             8,422,080
    4,645,000(d)          State of Florida, Department Transportation Right
                          of Way, 3.25%, 7/1/37                                                    4,843,620
   10,660,000(d)          State of Florida, Department Transportation Right
                          of Way, 4.0%, 7/1/39                                                    11,840,488
                                                                                              --------------
                          Total Florida                                                       $   84,249,605
------------------------------------------------------------------------------------------------------------
                          Georgia -- 2.5%
    8,000,000(d)          City of Atlanta, Public Improvement, 4.5%, 12/1/29                  $    9,140,400
    2,040,000(d)          County of Fulton, Library Bond, 3.25%, 7/1/37                            2,111,441
    2,870,000(d)          County of Fulton, Library Bond, 3.5%, 7/1/39                             2,982,963
    4,790,000(d)          County of Fulton, Library Bond, 4.0%, 7/1/40                             5,210,754
    2,000,000             Main Street Natural Gas, Inc., Series A,
                          4.0%, 5/15/39                                                            2,085,160
    5,000,000             Metropolitan Atlanta Rapid Transit Authority,
                          Series C, 3.5%, 7/1/38                                                   5,204,400
    2,750,000             Private Colleges & Universities Authority, Emory
                          University, Series A, 5.0%, 10/1/43                                      3,086,160
                                                                                              --------------
                          Total Georgia                                                       $   29,821,278
------------------------------------------------------------------------------------------------------------
                          Illinois -- 3.2%
    1,000,000             Illinois Finance Authority, American Water Capital
                          Corp., Project, 5.25%, 5/1/40                                       $    1,016,070
    1,000,000             Illinois Finance Authority, Art Institute Of Chicago,
                          4.0%, 3/1/38                                                             1,084,040
    1,500,000             Illinois Finance Authority, Art Institute Of Chicago,
                          5.0%, 3/1/30                                                             1,786,005
    5,000,000             Illinois Finance Authority, Centegra Health System,
                          Series A, 5.0%, 9/1/42                                                   5,597,500
    1,500,000             Illinois Finance Authority, Northwestern Memorial
                          Healthcare, 4.0%, 7/15/36                                                1,659,645
    2,175,000             Illinois Finance Authority, Northwestern Memorial
                          Healthcare, 4.0%, 7/15/37                                                2,397,720

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 19

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                          Illinois -- (continued)
    3,000,000             Illinois Finance Authority, Northwestern Memorial
                          Healthcare, 4.0%, 7/15/47                                           $    3,212,280
    8,540,000             Illinois Finance Authority, Presence Health Network,
                          Series C, 5.0%, 2/15/33                                                 10,168,578
    1,000,000             Illinois Finance Authority, Presence Health Network,
                          Series C, 5.0%, 2/15/36                                                  1,181,110
    5,000,000(b)          Illinois Finance Authority, Roosevelt University Project,
                          6.5%, 4/1/39                                                             5,065,850
    4,130,000(e)          Metropolitan Pier & Exposition Authority, Mccormick
                          Place Convention, 7.0%, 7/1/26                                           4,999,406
                                                                                              --------------
                          Total Illinois                                                      $   38,168,204
------------------------------------------------------------------------------------------------------------
                          Indiana -- 0.3%
    3,000,000             Indiana University, Series A, 4.0%, 6/1/42                          $    3,208,080
       85,000             Indianapolis Local Public Improvement Bond Bank,
                          Series B, 6.0%, 1/10/20                                                     86,864
                                                                                              --------------
                          Total Indiana                                                       $    3,294,944
------------------------------------------------------------------------------------------------------------
                          Louisiana -- 0.6%
    6,000,000             Jefferson Parish Hospital Service District No. 2, East
                          Jefferson General Hospital, 6.375%, 7/1/41                          $    5,999,220
      400,000(b)          Louisiana State Citizens Property Insurance Corp.,
                          5.0%, 6/1/24                                                               441,392
      500,000(b)          Louisiana State Citizens Property Insurance Corp.,
                          5.0%, 6/1/24 (AGM Insured)                                                 553,210
                                                                                              --------------
                          Total Louisiana                                                     $    6,993,822
------------------------------------------------------------------------------------------------------------
                          Maine -- 1.0%
    4,500,000             Maine Health & Higher Educational Facilities Authority,
                          Maine General Medical Center, 6.75%, 7/1/36                         $    4,853,475
    3,040,000             Maine Health & Higher Educational Facilities Authority,
                          Maine General Medical Center, 6.95%, 7/1/41                              3,287,517
    2,745,000             University of Maine, 5.0%, 3/1/25 (AGM Insured)                          3,291,831
                                                                                              --------------
                          Total Maine                                                         $   11,432,823
------------------------------------------------------------------------------------------------------------
                          Maryland -- 2.7%
      900,000(f)          Maryland Economic Development Corp., Senior
                          Lien-Chesapeake Bay, Series A, 5.0%, 12/1/16                        $      562,500
      400,000(f)          Maryland Economic Development Corp., Senior
                          Lien-Chesapeake Bay, Series B, 5.0%, 12/1/16                               250,000
    6,250,000             Maryland Health & Higher Educational Facilities
                          Authority, Ascension Health, Series B, 5.0%, 11/15/51                    6,704,375
    5,000,000(d)          State of Maryland, Series A, 5.0%, 3/15/29                               6,174,250
    5,175,000(d)          Washington Suburban Sanitary Commission,
                          Consolidated Public Improvement, 3.0%, 6/1/35                            5,336,615
    5,180,000(d)          Washington Suburban Sanitary Commission,
                          Consolidated Public Improvement, 3.0%, 6/1/37                            5,310,277

The accompanying notes are an integral part of these financial statements.

20 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                          Maryland -- (continued)
    3,880,000(d)          Washington Suburban Sanitary Commission,
                          Consolidated Public Improvement, Second Series,
                          4.0%, 6/1/43                                                        $    4,102,518
    3,735,000(d)          Washington Suburban Sanitary Commission,
                          Consolidated Public Improvement, Second Series,
                          4.0%, 6/1/44                                                             3,946,028
                                                                                              --------------
                          Total Maryland                                                      $   32,386,563
------------------------------------------------------------------------------------------------------------
                          Massachusetts -- 20.1%
    3,485,000(d)          Cape Cod Regional Technical High School District,
                          School Project Loan Chapter 70 B, 4.0%, 11/15/37                    $    3,841,481
    3,485,000(d)          Cape Cod Regional Technical High School District,
                          School Project Loan Chapter 70 B, 4.0%, 11/15/38                         3,831,862
    1,475,000(d)          City of Attleboro, Municipal Purpose Loan,
                          3.125%, 2/15/35                                                          1,516,654
    1,520,000(d)          City of Attleboro, Municipal Purpose Loan,
                          3.25%, 2/15/36                                                           1,576,772
    1,565,000(d)          City of Attleboro, Municipal Purpose Loan,
                          3.25%, 2/15/37                                                           1,618,648
    1,055,000(d)          City of Beverly, 3.125%, 10/15/39                                        1,070,160
    2,000,000(d)          City of Boston, Series A, 5.0%, 3/1/39                                   2,486,240
    1,375,000(d)          City of Cambridge, Municipal Purpose Loan,
                          4.0%, 2/15/26                                                            1,649,092
    5,075,000(d)          City of Cambridge, Municipal Purpose Loan,
                          Series A, 3.0%, 2/15/35                                                  5,212,837
    1,300,000(d)          Concord & Carlisle Regional School District,
                          3.0%, 3/15/29                                                            1,332,370
    1,300,000(d)          Concord & Carlisle Regional School District,
                          3.0%, 3/15/31                                                            1,325,363
    1,300,000(d)          Concord & Carlisle Regional School District,
                          3.0%, 3/15/33                                                            1,319,773
    7,175,000(c)          Massachusetts Bay Transportation Authority,
                          Series A, 7/1/28                                                         5,880,630
    5,000,000(c)          Massachusetts Department of Transportation,
                          Series A, 1/1/28 (NATL Insured)                                          4,193,100
    4,200,000             Massachusetts Development Finance Agency,
                          Agency Williams College, Series P, 5.0%, 7/1/43                          4,720,422
    1,000,000             Massachusetts Development Finance Agency,
                          Babson College, 5.0%, 10/1/21                                            1,076,850
    1,000,000             Massachusetts Development Finance Agency,
                          Babson College, 5.0%, 10/1/22                                            1,073,580
    1,500,000             Massachusetts Development Finance Agency,
                          Berklee College Music, 5.0%, 10/1/35                                     1,788,195
    1,000,000             Massachusetts Development Finance Agency,
                          Berkshire Health System, Series G, 5.0%, 10/1/30                         1,060,710
    4,000,000             Massachusetts Development Finance Agency,
                          Boston University, Series X, 5.0%, 10/1/48                               4,461,960
   12,690,000             Massachusetts Development Finance Agency,
                          Broad Institute, 4.0%, 4/1/41                                           13,936,412

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 21

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                          Massachusetts -- (continued)
    2,000,000             Massachusetts Development Finance Agency,
                          Broad Institute, 5.0%, 4/1/37                                       $    2,400,160
    6,255,000(b)          Massachusetts Development Finance Agency, Broad
                          Institute, Inc., Series A, 5.375%, 4/1/41                                6,691,662
    1,000,000(b)          Massachusetts Development Finance Agency,
                          Foxborough Regional Charter School, Series A,
                          7.0%, 7/1/42                                                             1,056,650
    5,000,000             Massachusetts Development Finance Agency,
                          Harvard University, Series A, 4.0%, 7/15/36                              5,626,700
    1,000,000             Massachusetts Development Finance Agency,
                          Harvard University, Series A, 5.0%, 7/15/40                              1,395,760
    5,000,000             Massachusetts Development Finance Agency,
                          Lawrence General Hospital, Series A, 5.5%, 7/1/44                        5,304,850
    4,000,000             Massachusetts Development Finance Agency,
                          Lowell General Hospital, Series G, 5.0%, 7/1/44                          4,223,360
      400,000             Massachusetts Development Finance Agency,
                          Milford Regional Medical Center, Series F,
                          5.625%, 7/15/36                                                            432,044
      500,000             Massachusetts Development Finance Agency,
                          Milford Regional Medical Center, Series F,
                          5.75%, 7/15/43                                                             537,455
    2,000,000             Massachusetts Development Finance Agency,
                          Northeastern University, 4.0%, 10/1/35                                   2,073,120
      450,000             Massachusetts Development Finance Agency,
                          Northeastern University, Series A, 5.0%, 3/1/39                            506,844
    9,930,000             Massachusetts Development Finance Agency,
                          Partners Healthcare System, 5.0%, 7/1/31                                11,555,044
    2,700,000             Massachusetts Development Finance Agency,
                          Partners Healthcare System, Series O, 4.0%, 7/1/45                       2,820,177
    8,000,000             Massachusetts Development Finance Agency,
                          Partners Healthcare System, Series S, 4.0%, 7/1/35                       8,888,960
    5,000,000             Massachusetts Development Finance Agency,
                          Partner's Healthcare System, Series S-1,
                          4.0%, 7/1/41                                                             5,375,300
      400,000(b)          Massachusetts Development Finance Agency,
                          Tufts Medical, Series I, 6.75%, 1/1/36                                     432,344
      600,000(b)          Massachusetts Development Finance Agency,
                          Tufts Medication Center, Series, 6.75%, 1/1/36                             644,922
      125,000(b)          Massachusetts Development Finance Agency,
                          Tufts University, Series Q, 4.0%, 8/15/38                                  144,327
      875,000             Massachusetts Development Finance Agency,
                          Tufts University, Series Q, 4.0%, 8/15/38                                  933,958
    1,000,000             Massachusetts Development Finance Agency,
                          UMass Memorial, Series H, 5.125%, 7/1/26                                 1,072,210
    6,600,000             Massachusetts Development Finance Agency,
                          WGBH Educational Foundation, Series A, 5.75%,
                          1/1/42 (AMBAC Insured)                                                   9,809,448
    4,080,000(c)          Massachusetts Development Finance Agency,
                          WGBH Educational Foundation, Series B,
                          1/1/38 (AGC Insured)                                                     2,347,795

The accompanying notes are an integral part of these financial statements.

22 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                          Massachusetts -- (continued)
    1,585,000             Massachusetts Development Finance Agency,
                          Whitehead Institute Biomedical Research,
                          5.0%, 6/1/25                                                        $    1,687,090
      835,000             Massachusetts Development Finance Agency,
                          Woods Hole Oceanographic Institution, 5.0%, 6/1/38                       1,004,931
    1,000,000             Massachusetts Development Finance Agency,
                          Woods Hole Oceanographic Institution, 5.0%, 6/1/43                       1,185,640
      500,000             Massachusetts Development Finance Agency,
                          Woods Hole Oceanographic Institution, 5.0%, 6/1/48                         592,555
    2,500,000             Massachusetts Development Finance Agency,
                          Worcester Polytechnic Institute, 4.0%, 9/1/49                            2,620,725
    1,250,000             Massachusetts Development Finance Agency,
                          Worcester Polytechnic Institute, 5.0%, 9/1/50                            1,358,762
    6,000,000(g)          Massachusetts Health & Educational Facilities
                          Authority, Harvard University, Series R, 1.7%, 11/1/49                   6,000,000
    2,335,000(b)          Massachusetts Health & Educational Facilities
                          Authority, Massachusetts Eye And Ear Infirmary,
                          Series C, 5.375%, 7/1/35                                                 2,426,322
   16,950,000             Massachusetts Health & Educational Facilities
                          Authority, Massachusetts Institute of Technology,
                          Series K, 5.5%, 7/1/32                                                  23,771,867
    2,000,000             Massachusetts Health & Educational Facilities
                          Authority, Northeastern University, Series T-2,
                          4.125%, 10/1/37                                                          2,072,880
    1,000,000             Massachusetts Port Authority, Series B, 5.0%, 7/1/32                     1,103,970
    1,000,000             Massachusetts Port Authority, Series B, 5.0%, 7/1/33                     1,094,190
    3,000,000             Massachusetts Port Authority, Series C, 5.0%, 7/1/33                     3,447,540
    1,960,000(b)          Massachusetts State College Building Authority,
                          Series A, 5.0%, 5/1/28 (ST INTERCEPT Insured)                            2,158,332
    2,015,000             Massachusetts State College Building Authority.
                          Series A, 5.0%, 5/1/28 (ST INTERCEPT Insured)                            2,212,047
    2,420,000             Massachusetts Water Resources Authority, General,
                          Series B, 5.25%, 8/1/36 (AGM Insured)                                    3,495,859
    1,600,000(d)          Town of Lexington, Municipal Purpose Loan,
                          3.125%, 2/1/36                                                           1,723,712
    1,150,000(d)          Town of Lexington, Municipal Purpose Loan,
                          3.125%, 2/1/37                                                           1,228,568
    1,635,000(d)          Town of Lexington, Municipal Purpose Loan,
                          3.25%, 2/1/38                                                            1,752,933
    1,305,000(d)          Town of Nantucket, 2.0%, 12/15/27                                        1,350,688
    5,000,000(d)          Town of Natick, Municipal Purpose Loan,
                          4.0%, 7/15/37                                                            5,505,400
    1,955,000(d)          Town of Norwood, Municipal Purpose Loan,
                          2.125%, 7/15/30                                                          1,936,154
    2,000,000(d)          Town of Plymouth, Municipal Purpose Loan,
                          3.0%, 5/1/31                                                             2,073,140
    1,535,000(d)          Town of Plymouth, Municipal Purpose Loan,
                          3.375%, 5/1/32                                                           1,598,426

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 23

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                          Massachusetts -- (continued)
    1,265,000(d)          Town of Plymouth, Municipal Purpose Loan,
                          3.5%, 5/1/35                                                        $    1,317,624
    3,500,000(d)          Town of Plymouth, Municipal Purpose Loan,
                          3.5%, 5/1/44                                                             3,606,155
    2,635,000(d)          Town of Plymouth, Municipal Purpose Loan,
                          5.0%, 5/1/29                                                             3,240,866
    4,160,000(d)          Town of Stoughton, Municipal Purpose Loan,
                          3.0%, 10/15/37                                                           4,223,814
    1,000,000(d)          Town of Wellesley, Municipal Purpose Loan,
                          4.0%, 6/1/41                                                             1,074,220
    4,000,000(d)          Town of Wellesley, Municipal Purpose Loan,
                          4.0%, 6/1/45                                                             4,283,960
    4,500,000(d)          Town of Wilmington, School, 4.0%, 3/15/37                                4,690,800
    2,500,000             University of Massachusetts Building Authority,
                          Series 1, 5.0%, 11/1/39                                                  2,742,975
    4,160,000             Woods Hole Marthas Vineyard & Nantucket
                          Steamship Authority, Series A, 4.0%, 3/1/28                              4,691,981
                                                                                              --------------
                          Total Massachusetts                                                 $  242,520,327
------------------------------------------------------------------------------------------------------------
                          Michigan -- 0.7%
    2,870,000             Michigan Public Educational Facilities Authority,
                          Limited Obligation-David Ellis-West Project,
                          5.875%, 6/1/37                                                      $    3,081,433
    5,000,000             University of Michigan, 5.0%, 4/1/36                                     5,935,600
                                                                                              --------------
                          Total Michigan                                                      $    9,017,033
------------------------------------------------------------------------------------------------------------
                          Minnesota -- 2.1%
    5,000,000             City of Rochester, Health Care Facilities, Mayo Clinic,
                          4.0%, 11/15/48                                                      $    5,453,450
    3,000,000             City of Rochester, Mayo Clinic, Series B,
                          5.0%, 11/15/29                                                           3,846,750
    5,350,000             City of Rochester, Mayo Clinic, Series B,
                          5.0%, 11/15/36                                                           7,317,034
    3,000,000(d)          State of Minnesota, Series B, 3.0%, 10/1/36                              3,064,500
    2,875,000             University of Minnesota, Series A, 5.0%, 4/1/33                          3,419,784
      600,000             University of Minnesota, Series B, 4.0%, 1/1/20                            607,422
    1,000,000             University of Minnesota, Series B, 4.0%, 1/1/29                          1,096,810
      860,000             University of Minnesota, Series B, 4.0%, 1/1/30                            940,642
                                                                                              --------------
                          Total Minnesota                                                     $   25,746,392
------------------------------------------------------------------------------------------------------------
                          Mississippi -- 1.2%
    2,750,000             County of Warren, International Paper Co.,
                          Series A, 5.8%, 5/1/34                                              $    2,835,690
   11,075,000(g)          Mississippi Business Finance Corp., Chevron
                          USA, Inc., Project, Series F, 2.0%, 12/1/30                             11,075,000
                                                                                              --------------
                          Total Mississippi                                                   $   13,910,690
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                          Missouri -- 0.8%
    2,500,000             Health & Educational Facilities Authority of the
                          State of Missouri, CoxHealth Hospital, Series A,
                          5.0%, 11/15/35                                                      $    2,834,800
    4,000,000             Health & Educational Facilities Authority of the
                          State of Missouri, Mercy Health, Series F,
                          4.0%, 11/15/45                                                           4,101,120
    2,000,000             Missouri Development Finance Board, City of
                          Independence-Annual Appropiation Sewer System,
                          5.25%, 11/1/42                                                           2,263,680
       75,000             Missouri State Environmental Improvement &
                          Energy Resources Authority, Unrefunded
                          Balance-St. Revolving, 5.125%, 1/1/20                                       75,196
                                                                                              --------------
                          Total Missouri                                                      $    9,274,796
------------------------------------------------------------------------------------------------------------
                          Nebraska -- 0.2%
    2,000,000             University of Nebraska, University Nebraska Lincoln
                          Student, Series A, 3.0%, 7/1/35                                     $    2,027,800
                                                                                              --------------
                          Total Nebraska                                                      $    2,027,800
------------------------------------------------------------------------------------------------------------
                          New Hampshire -- 1.0%
    4,000,000             New Hampshire Health & Education Facilities
                          Authority Act, Catholic Medical Centre,
                          3.75%, 7/1/40                                                       $    4,181,480
    7,850,000(b)          New Hampshire Health & Education Facilities
                          Authority Act, Wentworth Douglas Hospital, Series A,
                          6.5%, 1/1/41                                                             8,437,730
                                                                                              --------------
                          Total New Hampshire                                                 $   12,619,210
------------------------------------------------------------------------------------------------------------
                          New Jersey -- 1.1%
    5,000,000             New Jersey Educational Facilities Authority,
                          Princeton University, Series B, 5.0%, 7/1/27                        $    6,204,450
    3,000,000             New Jersey Educational Facilities Authority,
                          Princeton University, Series B, 5.0%, 7/1/39                             3,203,130
    2,000,000             New Jersey Transportation Trust Fund Authority,
                          Transportation System, Series A, 5.5%, 6/15/41                           2,108,760
    1,640,000(d)          Township of Plainsboro, General Improvement,
                          2.0%, 8/1/24                                                             1,687,101
                                                                                              --------------
                          Total New Jersey                                                    $   13,203,441
------------------------------------------------------------------------------------------------------------
                          New York -- 3.9%
    5,030,000             New York State Dormitory Authority, Columbia
                          University, 5.0%, 10/1/41                                           $    5,335,170
   10,000,000             New York State Dormitory Authority, Columbia
                          University, Series A-2, 5.0%, 10/1/46                                   14,512,100
    5,515,000             New York State Dormitory Authority, Insured-FIT
                          Student Housing Corp., 5.25%, 7/1/24
                          (NATL Insured)                                                           6,162,571
    4,500,000             New York State Dormitory Authority, New York
                          University, Series A, 4.0%, 7/1/36                                       4,993,065
    1,000,000             New York State Dormitory Authority, Series A,
                          4.0%, 7/1/35                                                             1,130,080

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 25

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                          New York -- (continued)
    5,015,000             New York State Dormitory Authority, Series A,
                          5.0%, 3/15/31                                                       $    5,893,427
    3,250,000             New York State Dormitory Authority, Trustees of
                          Columbia University, 5.0%, 10/1/45                                       4,697,940
    1,500,000             Port Authority of New York & New Jersey, Consolidated
                          Ninety-Third Series, 6.125%, 6/1/94                                      1,802,895
    2,925,000(d)          White Plains City School District, 2.0%, 5/15/28
                          (ST AID WITHHLDG Insured)                                                2,947,757
                                                                                              --------------
                          Total New York                                                      $   47,475,005
------------------------------------------------------------------------------------------------------------
                          North Carolina -- 3.0%
    3,000,000             City of Charlotte, Storm Water Revenue,
                          4.0%, 12/1/43                                                       $    3,210,450
    5,000,000             City of Fayetteville, Public Works Commission
                          Revenue, 4.0%, 3/1/44                                                    5,390,700
   10,000,000             North Carolina Turnpike Authority, Series A,
                          4.0%, 1/1/35                                                            11,350,800
    5,000,000(d)          State of North Carolina, Series A, 5.0%, 6/1/28                          6,135,200
    9,615,000(d)          State of North Carolina, St. Public Improvement
                          Connecourt, Series A, 3.0%, 6/1/35                                       9,992,966
                                                                                              --------------
                          Total North Carolina                                                $   36,080,116
------------------------------------------------------------------------------------------------------------
                          North Dakota -- 0.4%
    5,000,000             County of McLean, Great River Energy, Series B,
                          5.15%, 7/1/40                                                       $    5,159,100
                                                                                              --------------
                          Total North Dakota                                                  $    5,159,100
------------------------------------------------------------------------------------------------------------
                          Ohio -- 1.7%
   50,000,000(c)          Buckeye Tobacco Settlement Financing Authority,
                          Asset-Backed, 2nd Subordinated, Series C, 6/1/52                    $    1,495,000
   10,000,000             Buckeye Tobacco Settlement Financing Authority,
                          Asset-Backed, Series A-2, 5.75%, 6/1/34                                  9,725,000
    9,000,000             Buckeye Tobacco Settlement Financing Authority,
                          Asset-Backed, Series A-2, 6.5%, 6/1/47                                   9,045,000
      800,000             County of Lake, Lake Hospital, Series S,
                          6.0%, 8/15/43                                                              802,760
                                                                                              --------------
                          Total Ohio                                                          $   21,067,760
------------------------------------------------------------------------------------------------------------
                          Oklahoma -- 0.2%
    2,630,000             McGee Creek Authority, Oklahoma Water Revenue,
                          6.0%, 1/1/23 (NATLInsured)                                          $    2,840,216
                                                                                              --------------
                          Total Oklahoma                                                      $    2,840,216
------------------------------------------------------------------------------------------------------------
                          Oregon -- 2.2%
    1,800,000             City of Portland, Sewer System Revenue, First Lien,
                          Series A, 2.0%, 6/15/29                                             $    1,786,302
    5,000,000(d)          Clackamas County School District No. 7J Lake
                          Oswego, School District, 4.0%, 6/1/43
                          (SCH-BD GTY Insured)                                                     5,469,600

The accompanying notes are an integral part of these financial statements.

26 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                          Oregon -- (continued)
    3,000,000(d)          Deschutes & Jefferson Counties School District
                          No. 2J Redmond, 3.0%, 6/15/32
                          (SCH-BD GTY Insured)                                                $    3,050,100
    2,000,000(c)(d)       Multnomah County School District No. 40, Deferred
                          Interest, Series B, 6/15/30 (SCH-BD GTY Insured)                         1,534,440
    2,000,000(c)(d)       Multnomah County School District No. 40, Deferred
                          Interest, Series B, 6/15/31 (SCH-BD GTY Insured)                         1,472,700
    1,715,000(c)(d)       Multnomah County School District No. 40, Deferred
                          Interest, Series B, 6/15/32                                              1,210,618
    2,000,000             Oregon Health & Science University, Series A,
                          5.0%, 7/1/42                                                             2,352,940
    1,500,000             Oregon Health & Science University, Series B,
                          5.0%, 7/1/28                                                             1,812,390
    7,030,000(d)          State of Oregon, Series J, 5.0%, 8/1/42                                  8,348,125
                                                                                              --------------
                          Total Oregon                                                        $   27,037,215
------------------------------------------------------------------------------------------------------------
                          Pennsylvania -- 4.6%
      825,000             Chester County Industrial Development Authority,
                          Collegium Charter School, Series A,
                          5.125%, 10/15/37                                                    $      856,507
      175,000             Chester County Industrial Development Authority,
                          Collegium Charter School, Series A,
                          5.25%, 10/15/47                                                            179,818
    4,095,000             Dauphin County General Authority, Pinnacle Health
                          System Project, 5.0%, 6/1/42                                             4,386,032
    3,725,000             Delaware County Industrial Development Authority,
                          Chester Charter School Arts Project, Series A, 5.125%,
                          6/1/46 (144A)                                                            3,870,163
    1,000,000(b)          Pennsylvania Higher Educational Facilities Authority,
                          Edinboro University Foundation, 6.0%, 7/1/43                             1,045,390
    4,750,000             Pennsylvania Higher Educational Facilities Authority,
                          Thomas Jefferson University, 5.0%, 9/1/39                                5,388,922
    1,000,000             Pennsylvania Higher Educational Facilities Authority,
                          University Properties, Inc., East Stroudsburg,
                          5.0%, 7/1/42                                                             1,019,820
    1,000,000             Pennsylvania Housing Finance Agency,
                          3.35%, 10/1/45                                                             998,230
    2,000,000             Pennsylvania Housing Finance Agency,
                          3.4%, 10/1/49                                                            2,000,240
    2,000,000             Pennsylvania Turnpike Commission, Series A-1,
                          5.0%, 12/1/42                                                            2,353,160
    5,000,000             Pennsylvania Turnpike Commission, Series A-1,
                          5.0%, 12/1/47                                                            5,841,850
    2,500,000             Philadelphia Authority for Industrial Development,
                          Childrens Hospital Philadelphia, 4.0%, 7/1/35                            2,754,300
    3,750,000             Philadelphia Authority for Industrial Development,
                          Childrens Hospital Philadelphia, 4.0%, 7/1/36                            4,126,575
    2,500,000             Philadelphia Authority for Industrial Development,
                          Childrens Hospital Philadelphia, 4.0%, 7/1/37                            2,751,825

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 27

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                          Pennsylvania -- (continued)
    2,500,000             Philadelphia Authority for Industrial Development,
                          Childrens Hospital Philadelphia, 5.0%, 7/1/42                       $    2,841,475
    3,000,000             Philadelphia Authority for Industrial Development,
                          Thomas Jefferson University, Series A, 4.0%, 9/1/42                      3,189,150
    3,680,000             Swarthmore Borough Authority, Swarthmore College,
                          5.0%, 9/15/39                                                            4,513,446
    5,015,000             Swarthmore Borough Authority, Swarthmore College,
                          5.0%, 9/15/44                                                            6,106,114
    1,195,000             Swarthmore Borough Authority, Swarthmore College,
                          5.0%, 9/15/45                                                            1,448,065
                                                                                              --------------
                          Total Pennsylvania                                                  $   55,671,082
------------------------------------------------------------------------------------------------------------
                          Puerto Rico -- 0.3%
    7,000,000(d)(f)       Commonwealth of Puerto Rico, Series A,
                          8.0%, 7/1/35                                                        $    3,622,500
                                                                                              --------------
                          Total Puerto Rico                                                   $    3,622,500
------------------------------------------------------------------------------------------------------------
                          Rhode Island -- 1.5%
    5,140,000             Rhode Island Health & Educational Building Corp.,
                          Brown University, Series A, 4.0%, 9/1/37                            $    5,730,946
    3,750,000(g)          Tender Option Bond Trust Receipts/Certificates,
                          Series 2019-XM0721, 0.0%, 9/1/47 (144A)                                  5,124,900
   41,290,000(c)          Tobacco Settlement Financing Corp., Asset-Backed,
                          Series A, 6/1/52                                                         4,542,313
   20,000,000(c)          Tobacco Settlement Financing Corp., Asset-Backed,
                          Series B, 6/1/52                                                         2,184,600
                                                                                              --------------
                          Total Rhode Island                                                  $   17,582,759
------------------------------------------------------------------------------------------------------------
                          South Carolina -- 0.6%
    1,000,000             SCAGO Educational Facilities Corp. for Pickens
                          School District, 3.25%, 12/1/28                                     $    1,053,430
    5,675,000             South Carolina Transportation Infrastructure Bank,
                          Series A, 3.0%, 10/1/33                                                  5,774,086
      500,000(d)          State of South Carolina, St. Economic Development,
                          Series A, 5.0%, 4/1/20                                                     512,215
                                                                                              --------------
                          Total South Carolina                                                $    7,339,731
------------------------------------------------------------------------------------------------------------
                          Texas -- 9.0%
    3,550,000(c)          Central Texas Regional Mobility Authority, Capital
                          Appreciation, 1/1/26                                                $    3,079,554
    3,000,000(c)          Central Texas Regional Mobility Authority, Capital
                          Appreciation, 1/1/27                                                     2,527,320
    7,100,000(c)          Central Texas Regional Mobility Authority, Capital
                          Appreciation, Senior Lien, 1/1/25                                        6,347,613
    2,500,000(b)          Central Texas Regional Mobility Authority, Sub Lien,
                          6.75%, 1/1/41                                                            2,699,900
    5,080,000(d)          Eagle Mountain & Saginaw Independent School
                          District, 3.0%, 8/15/29 (PSF-GTD Insured)                                5,264,709
    1,000,000             Harris County Cultural Education Facilities Finance
                          Corp., YMCA Greater Houston Area, 5.0%, 6/1/28                           1,064,130

The accompanying notes are an integral part of these financial statements.

28 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                          Texas -- (continued)
      500,000             Harris County Cultural Education Facilities Finance
                          Corp., YMCA Greater Houston Area, 5.0%, 6/1/33                      $      527,475
    2,750,000(b)          Houston Higher Education Finance Corp., Rice
                          University Project, Series A, 5.0%, 5/15/35                              2,833,572
    8,835,000(g)          Lower Neches Valley Authority Industrial Development
                          Corp., Exxonmobil, 1.89%, 11/1/38                                        8,835,000
    5,000,000(d)          Lubbock-Cooper Independent School District,
                          4.0%, 2/15/49 (PSF-GTD Insured)                                          5,230,850
    2,000,000             New Hope Cultural Education Facilities Finance
                          Corp., Cardinal Bay, Inc., Village On The Park,
                          4.75%, 7/1/51                                                            2,170,760
    2,000,000             North Texas Tollway Authority, First Tier, Series D,
                          5.0%, 1/1/38                                                             2,126,220
    4,000,000             North Texas Tollway Authority, Second Tier, Series A,
                          5.0%, 1/1/30                                                             4,621,760
    5,000,000             North Texas Tollway Authority, Second Tier, Series A,
                          5.0%, 1/1/35                                                             5,710,850
    7,525,000(d)          State of Texas, Highway Improvement, 5.0%, 4/1/29                        8,676,927
    2,000,000             Texas Department of Housing & Community Affairs,
                          Series A, 3.5%, 7/1/34 (GNMA/FNMA Insured)                               2,099,780
    2,500,000             Texas Department of Housing & Community Affairs,
                          Series A, 3.8%, 7/1/39 (GNMA/FNMA Insured)                               2,627,850
    4,000,000             Texas Municipal Gas Acquisition & Supply Corp. III,
                          5.0%, 12/15/31                                                           4,331,520
   10,410,000             Texas Private Activity Bond Surface Transportation
                          Corp., Senior Lien-LBJ Infrastructure, 7.0%, 6/30/40                    10,926,544
    2,755,000(b)          Texas State Public Finance Authority Charter School
                          Finance Corp., Education-Cosmos Foundation, Inc.,
                          Series A, 6.2%, 2/15/40                                                  2,836,273
    5,000,000             Texas Water Development Board, St. Water
                          Implementation Fund, Series A, 4.0%, 4/15/48                             5,426,150
    5,000,000             Texas Water Development Board, State Water
                          Implementation Fund, Series B, 5.0%, 4/15/49                             6,025,400
    5,000,000             University of Texas System, Financing System,
                          Series A, 5.0%, 8/15/24                                                  5,898,100
    5,000,000             University of Texas System, Financing System,
                          Series A, 5.0%, 8/5/49                                                   7,225,500
                                                                                              --------------
                          Total Texas                                                         $  109,113,757
------------------------------------------------------------------------------------------------------------
                          Utah -- 0.6%
    1,000,000             Salt Lake City Corp. Airport Revenue, Series B,
                          5.0%, 7/1/34                                                        $    1,197,010
      110,000             Utah Charter School Finance Authority, North Davis
                          Preparatory, 5.75%, 7/15/20                                                112,224
    4,835,000             Utah Transit Authority, Series A, 5.0%, 6/15/31                          5,708,250
                                                                                              --------------
                          Total Utah                                                          $    7,017,484
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 29

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
------------------------------------------------------------------------------------------------------------
                          Virginia -- 7.4%
    1,170,000(d)          City of Manassas, 2.0%, 7/1/31 (ST AID WITHHLDG)                    $    1,109,218
    1,500,000(d)          County of Arlington, 4.0%, 8/15/35                                       1,674,420
   10,000,000(d)          County of Fairfax, Series A, 4.0%, 10/1/33
                          (ST AID WITHHLDG Insured)                                               11,225,100
    5,000,000             County of Henrico, Water & Sewer Revenue,
                          5.0%, 5/1/46                                                             5,879,800
   18,490,000             Tobacco Settlement Financing Corp., Senior,
                          Series B-1, 5.0%, 6/1/47                                                18,166,425
    4,000,000             University of Virginia, Series A, 5.0%, 6/1/37                           4,486,400
    7,075,000             University of Virginia, Series A, 5.0%, 4/1/42                           8,413,307
    5,000,000             University of Virginia, Series A, 5.0%, 6/1/43                           5,566,100
   12,000,000             University of Virginia, Series A-1, 4.0%, 4/1/45                        13,004,520
    5,000,000             Upper Occoquan Sewage Authority, 4.0%, 7/1/41                            5,361,950
   14,105,000             Virginia Public Building Authority, Series A,
                          3.0%, 8/1/38                                                            14,316,011
                                                                                              --------------
                          Total Virginia                                                      $   89,203,251
------------------------------------------------------------------------------------------------------------
                          Washington -- 6.1%
   11,000,000             Central Puget Sound Regional Transit Authority,
                          Series S-1, 5.0%, 11/1/46                                           $   15,711,850
   10,250,000             City of Seattle, Municipal Light & Power Revenue
                          Improvement, Series A, 4.0%, 1/1/48                                     11,059,238
   10,000,000             King County Housing Authority, Birch Creek Apartments
                          Project, 5.5%, 5/1/38 (CNTY GTD Insured)                                10,022,400
    3,000,000(d)          King County Issaquah School District No. 411,
                          4.5%, 12/1/30 (SCH-BD GTY Insured)                                       3,388,290
    1,500,000             Public Utility District No. 1 of Franklin County, Series A,
                          5.0%, 9/1/38                                                             1,650,300
   10,390,000(d)          State of Washington, Series 2015-D, 5.0%, 7/1/30                        12,200,042
    5,000,000(d)          State of Washington, Series 2017-A, 5.0%, 8/1/30                         6,029,600
    5,000,000(d)          State of Washington, Series A, 5.0%, 8/1/36                              5,639,300
    6,685,000             University of Washington, Series B, 5.0%, 6/1/28                         7,962,570
                                                                                              --------------
                          Total Washington                                                    $   73,663,590
------------------------------------------------------------------------------------------------------------
                          TOTAL MUNICIPAL BONDS
                          (Cost $1,115,082,631)                                               $1,186,713,975
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------------------
                          CLAIM -- 0.0%+ of Net Assets
          200(h)          CMS Liquidating Trust                                               $     580,000
------------------------------------------------------------------------------------------------------------
                          TOTAL CLAIM
                          (Cost $640,000)                                                     $      580,000
------------------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS IN UNAFFILIATED
                          ISSUERS -- 98.3%
                          (Cost $1,115,722,631)                                               $1,187,293,975
------------------------------------------------------------------------------------------------------------
                          OTHER ASSETS AND LIABILITIES -- 1.7%                                $   20,052,705
------------------------------------------------------------------------------------------------------------
                          NET ASSETS -- 100.0%                                                $1,207,346,680
============================================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2019, the value of these securities amounted to $11,077,163, or 0.9% of net assets.

AGC               Assured Guarantee Municipal

AGM               Assured Guarantee Corp.

AMBAC             Ambac Assurance Corp.

CNTY GTD          County Guaranteed

FNMA              Federal National Mortgage Association

GNMA              Government National Mortgage Association

NATL              National Public Finance Guarantee Corp.

PSF-GTD           Permanent School Fund Guaranteed

SCH-BD GTY        School Bord Guaranty

ST AID WITHHLDG   State Aid Withholding

ST INTERCEPT      State Aid Intercept

+                 Amount rounds to less than 0.1%.

(a)               Consists of Revenue Bonds unless otherwise indicated.

(b) Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities, which are held in escrow to pay interest and principal on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)               Represents a General Obligation Bond.

(e)               Escrow to maturity.

(f)               Security is in default.

(g) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at June 30, 2019.

(h)               Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2019 aggregated $125,400,594 and $39,457,978, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended June 30, 2019, the Fund did not engage in cross trade activity.

At June 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,115,668,724 was as follows:

         Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                               $77,482,580
         Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                                (5,857,329)
                                                                                   -----------
         Net unrealized appreciation                                               $71,625,251
                                                                                   ===========

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 31

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2019, in valuing the Fund's investments:

---------------------------------------------------------------------------------------
                          Level 1      Level 2             Level 3      Total
---------------------------------------------------------------------------------------
Municipal Bonds           $ --         $1,186,713,975      $ --         $1,186,713,975
Claim                       --                580,000        --                580,000
---------------------------------------------------------------------------------------
Total Investments
 in Securities            $ --         $1,187,293,975      $ --         $1,187,293,975
=======================================================================================

During the six month ended June 30, 2019, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

32 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

Statement of Assets and Liabilities | 6/30/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $1,115,722,631)            $1,187,293,975
  Cash                                                                               13,954,719
  Receivables --
     Investment securities sold                                                       6,622,900
     Fund shares sold                                                                 3,026,589
     Interest                                                                        13,580,598
  Due from the Adviser                                                                   29,695
  Other assets                                                                           42,339
-----------------------------------------------------------------------------------------------
       Total assets                                                              $1,224,550,815
===============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                             $   13,288,950
     Fund shares repurchased                                                          2,048,125
     Distributions                                                                    1,474,735
     Trustees' fees                                                                       1,577
  Due to affiliates                                                                     101,139
  Accrued expenses                                                                      289,609
-----------------------------------------------------------------------------------------------
       Total liabilities                                                         $   17,204,135
===============================================================================================
NET ASSETS:
  Paid-in capital                                                                $1,134,053,100
  Distributable earnings                                                             73,293,580
-----------------------------------------------------------------------------------------------
       Net assets                                                                $1,207,346,680
===============================================================================================
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
     Class A (based on $603,310,190/40,587,509 shares)                           $        14.86
     Class C (based on $31,390,985/2,129,949 shares)                             $        14.74
     Class Y (based on $572,645,505/38,624,476 shares)                           $        14.83
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $14.86 net asset value per share/
     100%-4.50% maximum sales charge)                                            $        15.56
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 33

Statement of Operations (unaudited)

For the Six Months Ended 6/30/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                  $20,767,900
-------------------------------------------------------------------------------------------------------
     Total investment income                                                               $20,767,900
=======================================================================================================
EXPENSES:
  Management fees                                                     $ 2,532,140
  Administrative expense                                                  186,199
  Transfer agent fees
     Class A                                                              123,186
     Class C                                                                8,069
     Class Y                                                              272,001
  Distribution fees
     Class A                                                              739,381
     Class C                                                              158,009
  Shareowner communications expense                                        41,034
  Custodian fees                                                            7,240
  Registration fees                                                        37,388
  Professional fees                                                        57,426
  Printing expense                                                         11,624
  Pricing fees                                                             36,512
  Trustees' fees                                                           27,493
  Insurance expense                                                         5,080
  Miscellaneous                                                            57,180
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $ 4,299,962
     Less fees waived and expenses reimbursed by the Adviser                                  (196,274)
-------------------------------------------------------------------------------------------------------
     Net expenses                                                                          $ 4,103,688
-------------------------------------------------------------------------------------------------------
       Net investment income                                                               $16,664,212
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                                   $   443,285
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                                   $49,964,409
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                   $50,407,694
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $67,071,906
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

34 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended                  Year
                                                                    6/30/19                Ended
                                                                    (unaudited)            12/31/18
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                        $   16,664,212         $   34,616,395
Net realized gain (loss) on investments                                    443,285                939,313
Change in net unrealized appreciation (depreciation)
  on investments                                                        49,964,409            (36,185,345)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                              $   67,071,906         $     (629,637)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
  Class A ($0.21 and $0.41 per share, respectively)                 $   (8,452,248)        $  (17,760,328)
  Class C ($0.15 and $0.30 per share, respectively)                       (331,507)              (912,319)
  Class Y ($0.22 and $0.45 per share, respectively)                     (8,094,498)           (16,525,147)
----------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                             $  (16,878,253)        $  (35,197,794)
----------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                   $  189,926,432         $  286,624,878
Reinvestment of distributions                                            9,141,497             19,644,431
Cost of shares repurchased                                            (115,717,520)          (531,559,261)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       Fund share transactions                                      $   83,350,409         $ (225,289,952)
----------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                          $  133,544,062         $ (261,117,383)
NET ASSETS:
Beginning of period                                                 $1,073,802,618         $1,334,920,001
----------------------------------------------------------------------------------------------------------
End of period                                                       $1,207,346,680         $1,073,802,618
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 35

---------------------------------------------------------------------------------------------------------------------
                                              Six Months        Six Months
                                              Ended             Ended               Year               Year
                                              6/30/19           6/30/19             Ended              Ended
                                              Shares            Amount              12/31/18           12/31/18
                                              (unaudited)       (unaudited)         Shares             Amount
---------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                    1,931,941        $ 27,928,216          2,580,767        $  36,742,481
Reinvestment of distributions                    462,760           6,756,395          1,012,132           14,405,517
Less shares repurchased                       (2,857,665)        (41,524,751)        (6,709,019)         (95,520,365)
---------------------------------------------------------------------------------------------------------------------
     Net decrease                               (462,964)       $ (6,840,140)        (3,116,120)       $ (44,372,367)
=====================================================================================================================
Class C
Shares sold                                      130,014        $  1,864,172            291,123        $   4,119,681
Reinvestment of distributions                     18,280             264,498             53,350              753,501
Less shares repurchased                         (331,731)         (4,758,231)        (1,579,787)         (22,317,473)
---------------------------------------------------------------------------------------------------------------------
     Net decrease                               (183,437)       $ (2,629,561)        (1,235,314)       $ (17,444,291)
=====================================================================================================================
Class Y
Shares sold                                   11,093,000        $160,134,044         17,279,189        $ 245,762,716
Reinvestment of distributions                    145,439           2,120,604            315,850            4,485,413
Less shares repurchased                       (4,814,893)        (69,434,538)       (29,019,039)        (413,721,423)
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                   6,423,546        $ 92,820,110        (11,424,000)       $(163,473,294)
=====================================================================================================================

The accompanying notes are an integral part of these financial statements.

36 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended        Year        Year        Year        Year        Year
                                                           6/30/19      Ended       Ended       Ended       Ended       Ended
                                                           (unaudited)  12/31/18    12/31/17    12/31/16*   12/31/15*   12/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $  14.23     $  14.64    $  14.12    $  14.60    $  14.49    $  13.25
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                             $   0.20(a)  $   0.41(a) $   0.41(a) $   0.40(a) $   0.44(a) $   0.49
  Net realized and unrealized gain (loss) on investments       0.64        (0.41)       0.51       (0.46)       0.20        1.29
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   0.84     $     --    $   0.92    $  (0.06)   $   0.64    $   1.78
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                    $  (0.21)    $  (0.40)   $  (0.40)   $  (0.42)   $  (0.53)   $  (0.54)
  Net realized gain                                              --        (0.01)         --         --           --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $  (0.21)    $  (0.41)   $  (0.40)   $  (0.42)   $  (0.53)   $  (0.54)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.63     $  (0.41)   $   0.52    $  (0.48)   $   0.11    $   1.24
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  14.86     $  14.23    $  14.64    $  14.12    $  14.60    $  14.49
====================================================================================================================================
Total return (b)                                               5.90%(c)     0.10%       6.56%      (0.50)%      4.51%      13.61%(d)
Ratio of net expenses to average net assets (e)                0.82%(f)     0.81%       0.80%       0.81%       0.82%       0.83%
Ratio of net investment income (loss) to average net
  assets                                                       2.82%(f)     2.88%       2.80%       2.73%       3.08%       3.46%
Portfolio turnover rate                                           3%(c)       16%         20%         18%         21%         29%
Net assets, end of period (in thousands)                   $603,310     $584,127    $646,525    $690,991    $709,616    $699,229
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid
  indirectly:
  Total expenses to average net assets                         0.82%(f)     0.81%       0.80%       0.81%       0.83%       0.85%
  Net investment income (loss) to average net assets           2.82%(f)     2.88%       2.80%       2.73%       3.07%       3.44%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 13.53%.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.

(f)   Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 37

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended       Year       Year       Year       Year       Year
                                                                 6/30/19     Ended      Ended      Ended      Ended      Ended
                                                                 (unaudited) 12/31/18   12/31/17   12/31/16*  12/31/15*  12/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                             $ 14.11     $ 14.51    $ 14.00    $ 14.48    $ 14.37    $ 13.14
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                   $  0.15(a)  $  0.30(a) $  0.29(a) $  0.29(a) $  0.33(a) $  0.36
  Net realized and unrealized gain (loss) on investments            0.63       (0.40)      0.51      (0.46)      0.20       1.30
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  0.78     $ (0.10)   $  0.80    $ (0.17)   $  0.53    $  1.66
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                          $ (0.15)    $ (0.29)   $ (0.29)   $ (0.31)   $ (0.42)   $ (0.43)
  Net realized gain                                                   --       (0.01)        --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $ (0.15)    $ (0.30)   $ (0.29)   $ (0.31)   $ (0.42)   $ (0.43)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  0.63     $ (0.40)   $  0.51    $ (0.48)   $  0.11    $  1.23
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 14.74     $ 14.11    $ 14.51    $ 14.00    $ 14.48    $ 14.37
====================================================================================================================================
Total return (b)                                                    5.54%(c)   (0.60)%     5.72%     (1.27)%     3.74%     12.75%(d)
Ratio of net expenses to average net assets (e)                     1.57%(f)    1.57%      1.55%      1.56%      1.56%      1.60%
Ratio of net investment income (loss) to average net assets         2.06%(f)    2.13%      2.05%      1.98%      2.33%      2.69%
Portfolio turnover rate                                                3%(c)      16%        20%        18%        21%        29%
Net assets, end of period (in thousands)                         $31,391     $32,636    $51,506    $61,832    $54,752    $47,734
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 12.67%.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.

(f)   Annualized.

The accompanying notes are an integral part of these financial statements.

38 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended        Year        Year        Year        Year        Year
                                                            6/30/19      Ended       Ended       Ended       Ended       Ended
                                                            (unaudited)  12/31/18    12/31/17    12/31/16*   12/31/15*   12/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                        $  14.19     $  14.60    $  14.08    $  14.56    $  14.44    $ 13.21
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                              $   0.22(a)  $   0.45(a) $   0.44(a) $   0.44(a) $   0.48(a) $  0.46
  Net realized and unrealized gain (loss) on investments        0.64        (0.41)       0.51       (0.46)       0.21       1.35
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   0.86     $   0.04    $   0.95    $  (0.02)   $   0.69    $  1.81
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                     $  (0.22)    $  (0.44)   $  (0.43)   $  (0.46)   $  (0.57)   $ (0.58)
  Net realized gain                                               --        (0.01)         --          --          --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $  (0.22)    $  (0.45)   $  (0.43)   $  (0.46)   $  (0.57)   $ (0.58)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $   0.64     $  (0.41)   $   0.52    $  (0.48)   $   0.12    $  1.23
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  14.83     $  14.19    $  14.60    $  14.08    $  14.56    $ 14.44
====================================================================================================================================
Total return (b)                                                6.12%(c)     0.35%       6.84%      (0.25)%      4.86%     13.86%(d)
Ratio of net expenses to average net assets (e)                 0.55%(f)     0.55%       0.55%       0.55%       0.55%      0.56%
Ratio of net investment income (loss) to average net assets     3.08%(f)     3.13%       3.04%       2.98%       3.34%      3.70%
Portfolio turnover rate                                            3%(c)       16%         20%         18%         21%        29%
Net assets, end of period (in thousands)                    $572,646     $457,039    $636,889    $374,674    $276,778    $97,387
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                          0.63%(f)     0.65%       0.63%       0.64%       0.64%      0.65%
  Net investment income (loss) to average net assets            3.00%(f)     3.03%       2.96%       2.89%       3.25%      3.61%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 13.78%.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.

(f)   Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 39

Notes to Financial Statements | 6/30/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the "Fund") is one of two series comprising Pioneer Series Trust II (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class K shares had not commenced operations as of June 30, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the

40 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 41 if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At June 30, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

42 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $ 1,319,418
      Tax-exempt income                                              32,702,074
      Long-term capital gain                                          1,176,302
      --------------------------------------------------------------------------
          Total                                                     $35,197,794
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed tax exempt income                               $ 3,709,026
      Current year late year loss                                    (2,269,941)
      Net unrealized appreciation                                    21,660,842
      --------------------------------------------------------------------------
          Total                                                     $23,099,927
      ==========================================================================

      The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, tax treatment of premium and amortization, and tax adjustments on defaulted bonds.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $9,620 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2019.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 43 the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties

44 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, Florida, Massachusetts, Texas, Virginia and Washington, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 45

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million, 0.45% of the next $500 million of the Fund's average daily net assets, 0.40% of the next $1.25 billion of the Fund's average daily net assets, and 0.35% of the Fund's average daily net assets over $2 billion. Prior to October 1, 2018, management fees were calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million, 0.45% of the next $500 million of the Fund's average daily net assets, and 0.40% of the Fund's average daily net assets over $750 million. For the six months ended June 30, 2019, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.44% (annualized) of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.55% of the average daily net assets attributable to Class Y shares. This expense limitation is in effect through May 1, 2020. Prior to May 1, 2019, the Adviser contractually agreed to limit ordinary opening expenses to the extent required to reduce Fund expenses to 0.82% of the average daily net assets attributable to Class A shares. Fees waived and expenses reimbursed during the six months ended June 30, 2019, are reflected on the Statement of Operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $76,152 in management fees, administrative costs and certain other reimbursements payable to the Adviser at June 30, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

46 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended June 30, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $31,170
Class C                                                                     831
Class Y                                                                   9,033
--------------------------------------------------------------------------------
 Total                                                                  $41,034
================================================================================

4. Distribution Plan and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24,987 in distribution fees payable to the Distributor, at June 30, 2019.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended June 30, 2019, CDSCs in the amount of $6 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 47 the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility that is in the amount of $250 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2019, the Fund had no borrowings under the credit facility.

48 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

Trustees, Officers and Service Providers

Trustees                         Officers
Thomas J. Perna, Chairman        Lisa M. Jones, President and
David R. Bock                      Chief Executive Officer
Diane Durnin                     Mark E. Bradley, Treasurer and
Benjamin M. Friedman               Chief Financial and
Margaret B.W. Graham               Accounting Officer
Lisa M. Jones                    Christopher J. Kelley, Secretary and
Lorraine H. Monchak                Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 49

                          This page is for your notes.

50 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

                          This page is for your notes.

                Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19 51

                          This page is for your notes.

52 Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19451-13-0819





ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 29, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2019

* Print the name and title of each signing officer under his or her signature.